Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.73	$(0.03)	$0.11	$0.03	$—	$0.28	$0.65	$(1.23)
Notable items impact on earnings per share(a)	0.59	(0.09)	(0.30)	(0.23)	(0.04)	(0.01)	0.22	(1.57)
Adjusted diluted net earnings per share(a)	$0.14	$0.06	$0.41	$0.26	$0.04	$0.29	$0.43	$0.34
Diluted weighted average # of shares outstanding	353.2	349.8	351.5	351.6	350.5	352.0	352.2	351.0
Total Net Sales	$1,674	$1,675	$1,952	$1,862	$1,578	$1,755	$1,985	$2,092
Gross Margin	$237	$154	$213	$206	$130	$192	$241	$280
As % of Sales	14%	9%	11%	11%	8%	11%	12%	13%
SG&A	90	73	67	75	81	71	66	83
Consolidated Foreign Currency Gain/(Loss)	88	15	(33)	(30)	9	9	59	(27)
Effective Tax Rate(b)	(13)%	(136)%	(245)%	(47)%	112%	(33)%	7%	828%
Net Income (Loss)	$257	$(10)	$39	$12	$(1)	$97	$228	$(431)
As % of Sales	15%	(1)%	2%	1%	%	6%	11%	(21)%
Consolidated EBITDA(c)	$438	$202	$208	$199	$193	$277	$451	$271
Notable items included in Consolidated EBITDA	$169	$(29)	$(104)	$(78)	$(1)	$(12)	$93	$(95)
Short-term debt	$42	$54	$54	$—	$124	$65	$59	$6
Current maturities of long-term debt	42	42	373	39	41	43	134	344
Long-term debt, less current maturities	3,774	3,773	3,450	3,779	3,787	3,800	3,722	4,878
Cash & cash equivalents	1,058	1,059	654	673	675	661	686	2,154
Net	$2,800	$2,810	$3,223	$3,145	$3,276	$3,247	$3,229	$3,074
Cash flow from operations	$265	$584	$90	$323	$146	$243	$136	$411
Cash flow from investing	(274)	(351)	(978)	(264)	(245)	(177)	(221)	(25)
Cash flow from financing	(279)	(243)	(112)	(255)	102	(85)	94	1,090
Effect of exchange rate changes on cash	70	17	(8)	(12)	3	2	18	(8)
Net cash flow	$(218)	$7	$(1,007)	$(208)	$6	$(18)	$27	$1,468
Cash dividends paid	$(96)	$(96)	$(96)	$(96)	$(96)	$(53)	$(53)	$(9)
Operating Earnings (Loss)
Potash	$86	$18	$7	$28	$36	$85	$77	$83
Phosphates	18	12	6	12	17	30	88	57
International Distribution	(4)	(11)	50	39	11	21	46	18
Corporate and Other(d)	64	(7)	7	(5)	(34)	(42)	3	(31)
Consolidated Operating Earnings	$164	$12	$70	$74	$30	$95	$214	$127
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(e)	2,206	2,449	2,521	2,504	2,272	2,582	2,110	2,496
Realized average DAP price/tonne(f)	$355	$343	$326	$317	$327	$336	$329	$348
Revenue	$909	$976	$930	$896	$839	$975	$779	$997
Segment Gross Margin	$65	$100	$101	$84	$56	$76	$67	$133
As % of Sales	7%	10%	11%	9%	7%	8%	9%	13%
Potash
Sales volumes ('000 tonnes)(e)	1,546	2,040	2,208	1,984	1,973	2,191	2,219	2,217
Realized average MOP price/tonne(f)	$207	$178	$160	$169	$172	$179	$182	$188
Revenue	$394	$457	$428	$407	$414	$468	$474	$496
Segment Gross Margin	$98	$53	$40	$66	$69	$110	$99	$114
As % of Sales	25%	12%	9%	16%	17%	23%	21%	23%
Segment Gross Margin (excluding CRT)(g)	$116	$91	$54	$97	$93	$143	$94	$133
As % of Sales(g)	30%	20%	13%	24%	22%	31%	20%	27%
International Distribution
Sales volumes ('000 tonnes)	1,268	1,413	2,212	1,909	1,335	1,619	2,511	1,896
Realized average selling price/tonne(f)	$365	$374	$380	$354	$360	$356	$366	$370
Revenue	$467	$534	$849	$684	$487	$583	$931	$713
Segment Gross Margin	$12	$5	$71	$59	$28	$39	$64	$45
As % of Sales	3%	1%	8%	9%	6%	7%	7%	6%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$242	$304	$233	$245	$254	$269	$261	$313
International	152	153	195	162	160	199	213	183
Net Sales	$394	$457	$428	$407	$414	$468	$474	$496
Cost of Goods Sold	296	404	388	341	345	358	376	383
Gross Margin	$98	$53	$40	$66	$69	$110	$99	$114
As % of Sales	25%	12%	9%	16%	17%	23%	21%	23%
Canadian resource taxes	18	38	14	31	23	33	(5)	19
Gross Margin (excluding CRT)(g)	$116	$91	$54	$97	$93	$143	$94	$133
As % of Sales(g)	30%	20%	13%	24%	22%	31%	20%	27%
Freight included in revenue & cost of goods sold (in millions)(h)	$46	$69	$55	$53	$56	$56	$56	$64
Net sales less freight	$348	$388	$373	$354	$358	$413	$418	$432
Cost of Goods Sold less freight	$250	$335	$333	$288	$289	$303	$319	$319
Operating Earnings	$86	$18	$7	$28	$36	$85	$77	$83
Plus: Depreciation, Depletion and Amortization	75	79	77	77	70	73	73	72
Plus: Foreign Exchange Gain (Loss)	125	3	(24)	(27)	8	30	55	(13)
Plus: Other Income (Expense)	(1)	—	78	—	—	—	—	—
Plus: Equity (Loss)	—	(16)	—	—	—	—	—	—
EBITDA(i)	$285	$84	$138	$78	$114	$188	$205	$142
Notable Items Included in EBITDA	$153	$(15)	$(26)	$(27)	$5	$30	$45	$(13)
Cost of Goods Sold Detail (in millions)
COGS additional detail
Canadian resource taxes	$18	$38	$14	$31	$23	$33	$(5)	$19
Royalties	6	5	4	5	5	6	52	9
Brine inflow expenses	37	42	38	36	39	38	37	36
Depreciation, depletion and amortization	75	79	77	77	70	73	73	72
Total	$136	$164	$133	$149	$137	$150	$157	$136
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(e)	650	983	806	792	803	815	806	1,014
Crop Nutrients International(e)	749	905	1,270	1,069	1,024	1,213	1,250	1,070
Non-Agricultural	147	152	132	123	146	163	163	133
Total(e)	1,546	2,040	2,208	1,984	1,973	2,191	2,219	2,217
Production Volumes ('000 tonnes)
Production Volume	2,018	1,769	1,662	2,147	2,048	2,302	2,151	2,149
Operating Rate	77%	67%	63%	82%	83%	93%	87%	87%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(f)(j)	$184	$173	$160	$182	$189	$200	$195	$205
MOP - International(f)	$195	$158	$146	$147	$150	$159	$168	$168
MOP - Average(f)(k)	$207	$178	$160	$169	$172	$179	$182	$188
Brine inflow cost/production tonne	$18	$24	$23	$17	$19	$17	$17	$17
Cash COGS/sales tonne	$98	$104	$108	$88	$92	$87	$90	$99
Operating earnings/sales tonne(l)	$56	$9	$3	$14	$18	$39	$35	$37
EBITDA(i)/sales tonne(l)	$104	$48	$38	$39	$58	$86	$92	$64
Potash CAPEX (in millions)	$113	$98	$99	$107	$106	$61	$102	$103

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$597	$476	$475	$585	$469	$489	$410	$694
International	312	500	455	311	370	486	369	303
Net Sales	$909	$976	$930	$896	$839	$975	$779	$997
Cost of Goods Sold	844	876	829	812	783	898	712	864
Gross Margin	$65	$100	$101	$84	$56	$76	$67	$133
As % of Sales	7%	10%	11%	9%	7%	8%	9%	13%
Freight included in revenue & cost of goods sold (in millions)	$82	$87	$86	$91	$79	$103	$78	$107
Net sales less freight	$827	$889	$844	$805	$760	$872	$701	$890
Cost of Goods Sold less freight	$762	$789	$743	$721	$704	$795	$634	$757
Operating Earnings	$18	$12	$6	$12	$17	$30	$88	$57
Plus: Depreciation, Depletion, and Amortization	99	101	84	78	80	83	86	89
Plus: Foreign Exchange Gain (Loss)	(6)	—	2	4	(2)	(4)	(6)	1
Plus: Other Income (Expense)	1	—	—	(10)	(2)	2	1	(1)
Plus: Equity Earnings (Loss)	2	2	(2)	(3)	—	5	10	1
Less: Earnings from Consolidated Noncontrolling Interests	3	2	2	4	2	(2)	—	2
EBITDA(i)	$111	$113	$88	$77	$91	$118	$179	$144
Notable Items Included in EBITDA	$(6)	$(49)	$(60)	$(33)	$(5)	$(23)	$43	$(38)
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	951	738	849	1,052	831	791	708	1,040
International - DAP/MAP(e)	656	1,022	866	711	655	915	775	623
MicroEssentials®(e)	468	567	658	607	692	774	508	725
Feed and Other	131	122	148	134	94	102	119	108
Total	2,206	2,449	2,521	2,504	2,272	2,582	2,110	2,496
Production Volumes ('000 tonnes)
Total tonnes produced(m)	2,205	2,391	2,461	2,463	2,303	2,461	2,339	2,322
Operating Rate	75%	82%	84%	84%	79%	84%	80%	79%
Realized prices ($/tonne)
DAP (FOB plant)(f)	$355	$343	$326	$317	$327	$336	$329	$348
Realized costs ($/tonne)
Ammonia (tonne)(n)	$370	$320	$287	$259	$285	$373	$283	$298
Sulfur (long ton)(o)	$130	$112	$93	$87	$87	$90	$88	$97
Blended rock	$60	$65	$60	$58	$59	$58	$63	$55
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$322	$311	$259	$220	$307	$308	$215	$302
Sulfur (long ton)(q)	$98	$73	$66	$69	$75	$70	$73	$98
Natural Gas(r)	$2.0	$2.2	$2.8	$3.2	$3.1	$3.1	$3.0	$2.9
Full production conversion cost/production tonne	$90	$85	$81	$85	$97	$85	$87	$88
Operating earnings/sales tonne(l)	$8	$5	$2	$5	$7	$12	$42	$23
EBITDA(i)/sales tonne(l)	$54	$65	$34	$31	$40	$46	$85	$58
Phosphates CAPEX (in millions)	$112	$90	$89	$89	$103	$101	$87	$110

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$467	$534	$849	$684	$487	$583	$931	$713
Cost of Goods Sold	455	529	778	625	459	543	867	668
Gross Margin	$12	$5	$71	$59	$28	$39	$64	$45
As % of Sales	3%	1%	8%	9%	6%	7%	7%	6%
Per tonne	$9	$3	$32	$31	$21	$24	$25	$24
SG&A and Other Operating Expenses	$16	$16	$21	$20	$17	$18	$18	$26
Operating Earnings (Loss)	$(4)	$(11)	$50	$39	$11	$21	$46	$18
Plus: Depreciation, Depletion and Amortization	4	4	4	4	4	4	4	5
Plus: Foreign Exchange Gain (Loss)	16	11	(10)	(7)	—	(19)	13	(19)
Plus: Other (Expense)	—	—	(1)	(2)	(3)	—	1	—
Less: Earnings from Consolidated Noncontrolling Interests	—	—	1	1	—	—	2	(2)
EBITDA(i)	$16	$4	$42	$33	$12	$6	$62	$6
Notable Items Included in EBITDA	17	11	(10)	(7)	—	(19)	13	(19)
Operating Data
Sales volumes ('000 tonnes)
Total	1,268	1,413	2,212	1,909	1,335	1,619	2,511	1,896
Realized prices ($/tonne)
Average selling price (FOB destination)(s)	$365	$374	$380	$354	$360	$356	$366	$370
Purchases ('000 tonnes)
DAP/MAP from Mosaic	167	505	396	219	169	408	386	199
MicroEssentials® from Mosaic	101	303	303	173	314	365	178	122
Potash from Mosaic/Canpotex	360	822	473	365	650	954	598	544
International Distribution CAPEX (in millions)	$5	$7	$5	$7	$8	$5	$4	$16
Working Capital (in millions)(t)	$84	$28	$10	$74	$70	$61	$95	$50
Operating earnings (loss)/sales tonne(l)	$(3)	$(8)	$23	$20	$8	$13	$18	$10
EBITDA(i)/sales tonne(l)	$—	$(5)	$24	$17	$9	$4	$25	$3

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(96)	$(292)	$(255)	$(125)	$(163)	$(271)	$(199)	$(113)
Cost of Goods Sold	(158)	(288)	(256)	(122)	(139)	(238)	(211)	(102)
Gross Margin (Loss)	$62	$(4)	$1	$(3)	$(24)	$(33)	$12	$(11)
Elimination of profit in inventory income (loss) included in COGS	$18	$(25)	$20	$12	$(19)	$(28)	$20	$(18)
Unrealized gain (loss) on derivatives included in COGS	$53	$30	$(8)	$(4)	$(1)	$3	$2	$(17)
Operating Earnings (Loss)	$64	$(7)	$7	$(5)	$(34)	$(42)	$3	$(31)
Plus: Depreciation, Depletion and Amortization	6	5	8	6	5	6	6	7
Plus: Foreign Exchange Gain (Loss)	(47)	1	—	—	3	2	(4)	5
Plus: Other (Expense)	(1)	—	(78)	7	—	—	—	—
Plus: Equity Earnings	1	—	—	—	—	—	—	—
Less: (Loss) from Consolidated Noncontrolling Interests	(3)	(2)	(3)	(3)	(3)	2	—	2
EBITDA(i)	$26	$1	$(60)	$11	$(23)	$(36)	$5	$(21)
Notable Items Included in EBITDA	$5	$24	$(8)	$(4)	$(1)	$(8)	$(8)	$(25)

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)	$2	$(0.07)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)	1	(0.05)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(12)	—	(0.04)
Pre-issuance hedging gain (loss)	Corporate	Interest expense	(2)	—	—
Resolution of royalty matter	Potash	Cost of goods sold	—	2	0.01
Asset write-off	Phosphates	Other operating income (expense)	(8)	1	(0.02)
Restructuring	Phosphates	Other operating income (expense)	(20)	2	(0.05)
ARO adjustment	Phosphates	Other operating income (expense)	(11)	1	(0.03)
Discrete tax items relating to changes in US tax legislation	Consolidated	(Provision for) benefit from income taxes	—	(458)	(1.30)
Other discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(5)	(0.02)
Total Notable Items			$(97)	$(454)	$(1.57)

Q3 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$58	$—	$0.17
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	0.01
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(6)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	5	0.01
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	(0.01)
Gain on sale of land	Phosphates	Other operating income (expense)	52	—	0.15
Resolution of royalties with Saskatchewan government	Potash	Cost of goods sold	(10)	(17)	(0.08)
Asset write-off	Phosphates	Other operating income (expense)	(3)		(0.01)
Total Notable Items			$91	$(12)	$0.22

Q2 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$1	$0.03
Unrealized loss on derivatives	Corporate & Other	Cost of goods sold	3	—	0.01
Fees related to purchase of Vale Fertilizantes	Corporate & Other	Other operating expense	(5)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	16	0.04
Pre-issuance hedging loss	Consolidated	Interest Expense	(8)	(1)	(0.02)
Water loss expense	Phosphates	Other operating income (expense)	(14)	(1)	(0.04)
Miski Mayo	Phosphates	Equity in net earnings (loss) of nonconsolidated companies	(5)	—	(0.01)
Total Notable Items			$(20)	$15	$(0.01)

Q1 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$(1)	$0.02
Unrealized loss on derivatives	Corporate & Other	Cost of goods sold	(1)	—	—
Fees related to purchase of Vale Fertilizantes	Corporate & Other	Other operating expense	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Liquidated damages for CF ammonia agreement	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Resolution of Canadian tax audit	Potash	Cost of goods sold	(3)	—	(0.01)
Total Notable Items			$(1)	$(10)	$(0.04)

Q4 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction (loss) gain	Consolidated	Foreign currency transaction (loss) gain	$(30)	$(2)	$(0.09)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(4)	—	(0.01)
Water loss expense	Phosphates	Other operating expenses	(10)	(1)	(0.03)
ARO adjustment	Phosphates	Other operating expenses	(21)	(2)	(0.07)
Depletion adjustment	Phosphates	Cost of goods sold	9	1	0.03
Pension de-risking	Consolidated	Other operating expenses	(6)	—	(0.02)
Costs related to purchase of Vale Fertilizantes Business	Corporate & Other	Other operating expenses	(4)	—	(0.01)
Gain on sale of equity investment	Phosphates	Other expense	7	1	0.02
Realized loss on RCRA Trust securities	Phosphates	Other expense	(10)	(1)	(0.03)
Discrete tax items	Consolidated	Benefit from income taxes	—	(7)	(0.02)
Total Notable Items			$(69)	$(11)	$(0.23)

Q3 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$(1)	$(0.10)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(8)	—	(0.02)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		2	0.01
Asset reserve adjustment	Phosphates	Other operating income (expense)	4	—	0.01
New Wales water loss incident	Phosphates	Other operating income (expense)	(60)	(2)	(0.18)
Restructuring	Consolidated	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(104)	$(1)	$(0.30)

Q2 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$15	$(1)	$0.04
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	30	(3)	0.08
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		(5)	(0.01)
Restructuring	Consolidated	Other operating income (expense)	(11)	1	(0.03)
Prince Rupert write-off	Potash	Equity earnings	(24)	8	(0.05)
Asset write-off	Phosphates	Other operating income (expense)	(47)	4	(0.12)
Total Notable Items			$(37)	$4	$(0.09)

Note: The tax effect is calculated based on our estimated annual effective rate. Our tax rate is impacted by the mix of earnings in the jurisdictions in which we operate and a benefit associated with depletion. The tax effect of the Prince Rupert write-off includes an income tax component of 20.6% which is calculated based on the rate specific to those earnings, and an impact related to Canadian Resource Tax of 12.4%.

Q1 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$88	$(14)	$0.21
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	53	(8)	0.13
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		64	0.18
Carlsbad insurance proceeds	Potash	Other operating income (expense)	28	(4)	0.07
Total Notable Items			$169	$38	$0.59

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Financial Measures".

(b)
Includes a discrete income tax benefit of approximately $64 million in Q1 2016, $2 million in Q3 2016, $16 million in Q2 2017 and $5 million in Q3 2017; and a discrete income tax expense of approximately $5 million in Q2 2016, $7 million in Q4 2016, $9 million in Q1 2017 and 463 million in Q4 2017 .

(c)
The Company defines Consolidated EBITDA, a Non-GAAP measure, as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes, as further described in "Non-GAAP Financial Measures".

(d)	Includes elimination of intersegment sales.

(e)	Sales volumes include intersegment sales.

(f)	FOB Plant, sales to unrelated parties.

(g)
Gross margin (excluding CRT) is calculated as GAAP gross margin less Canadian resource taxes (CRT), and Gross margin (excluding CRT) As % of Sales is calculated as GAAP gross margin less CRT as a percentage of sales. Gross margin (excluding CRT) is a non-GAAP financial measure and Gross margin (excluding CRT) As % of Sales is calculated based on a non-GAAP financial measure. See "Non-GAAP Financial Measures."

(h)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(i)
The Company defines segment EBITDA as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Segment EBITDA/sales tonne is calculated as the related segment's EBITDA per sales tonne. EBITDA presented on a segment basis is a Non-GAAP financial measure and segment EBITDA/sales tonne is calculated based on a non-GAAP financial measure. See "Non-GAAP Financial Measures".

(j)	This price excludes industrial and feed sales.

(k)	This price includes industrial and feed sales.

(l)
Segment Operating Earnings (Loss)/sales tonne is calculated for each segment as that segment’s Operating Earnings (Loss) divided by sales tonnes. Segment EBITDA/sales tonne is calculated for each segment as that segment’s EBITDA divided by sales tonnes.

(m)	Includes crop nutrient dry concentrates and animal feed ingredients.

(n)	Amounts are representative of our average ammonia costs in cost of goods sold.

(o)	Amounts are representative of our average sulfur cost in cost of goods sold.

(p)	Three point quarterly average (Fertecon).

(q)	Three point quarterly average (Green Markets).

(r)	Three point quarterly average (NYMEX).

(s)	Average price of all products sold by International Distribution.

(t)	Calculated as current assets less current liabilities for the International Distribution segment.

(u)	Tax impact is based on our expected annual effective tax rate.

(v)	Includes K-Mag® domestic and international shipments.

Note: MOP production costs are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated EBITDA, segment EBITDA, segment EBITDA/sales tonne, Potash Gross Margin (excluding CRT), Potash Gross Margin (excluding CRT) As % of Sales and Potash Cash COGS/sales tonne. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated EBITDA
Consolidated EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes. EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated EBITDA is provided below.

(in millions)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Consolidated Net Income (Loss)	$257	$(10)	$39	$12	$(1)	$97	$228	$(431.1)
Less: Consolidated Interest Expense, Net	(26)	(33)	(26)	(27)	(26)	(36)	(36)	(40)
Plus: Consolidated Depreciation, Depletion & Amortization	184	189	173	165	159	166	169	172
Plus: Consolidated Provision for (Benefit from) Income Taxes	(29)	(10)	(30)	(5)	10	(23)	18	490
Consolidated EBITDA	438	202	208	199	194	276	451	271

Segment EBITDA and Segment EBITDA/sales tonne
EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Segment EBITDA/sales tonne is calculated as the related segment's EBITDA per sales tonne. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment EBITDA and segment EBITDA/sales tonne should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of segment EBITDA and segment EBITDA/sales tonne to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Potash Cash COGS/sales tonne
For the Potash segment, Cash COGS/sales tonne is defined as cost of goods sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is provided below.

(in millions, except sales tonnes)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Potash Cost of Goods Sold	$296	$404	$388	$341	$345	$358	$376	$383
Less:
Freight included in revenue & cost of goods sold()	46	69	55	53	56	56	56	64
Canadian resource taxes	18	38	14	31	23	33	(5)	19
Royalties	6	5	4	5	5	6	52	9
Potash Depreciation, Depletion & Amortization	75	79	77	77	70	73	73	72
Cash Cost of Goods Sold	$151	$213	$238	$175	$190	$191	$199	$219
Sales tonnes (in thousands of mt)	1,546	2,040	2,208	1,984	1,973	2,191	2,219	2,217
Cash COGS/sales tonne	$98	$104	$108	$88	$92	$87	$90	$99

Potash Gross Margin (excluding CRT) and Gross Margin (excluding CRT) as % of Sales
For the Potash segment, Segment Gross Margin (excluding CRT) is calculated as GAAP Segment Gross Margin less Canadian resource taxes (CRT), and Segment Gross Margin (excluding CRT) As % of Sales is calculated as GAAP Segment Gross Margin less CRT as a percentage of Sales. Segment Gross Margin (excluding CRT) and Segment Gross Margin (excluding CRT) As % of Sales provide measures that Mosaic believes enhance the reader’s ability to compare Mosaic’s Gross Margin with that of other peer companies which incur CRT expense and classify it in a manner differently than Mosaic does in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, Mosaic’s management believes that Mosaic’s presentation of Gross Margin (excluding CRT) and Gross Margin (excluding CRT) As % of Sales for Potash affords them greater transparency in assessing Mosaic’s financial performance for this segment against competitors. When measuring the performance of Mosaic’s Potash business, Mosaic management regularly utilizes gross margin before CRT. Reconciliations of Potash Segment Gross Margin (excluding CRT) to Segment Gross Margin and Segment Gross Margin (excluding CRT) As % of Sales to Gross Margin As % of Sales are provided under “Segment income statement” for the Potash Segment.